SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of the
                     Securities and Exchange Act of 1934

Date of Report:  February 13, 2003
(Date of earliest event reported):  (February 10, 2003)

                            ADVANT-E CORPORATION

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            (Exact name of registrant as specified in its charter)


     Delaware                           0-30983           88-0339012
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(State or other jurisdiction       (Commission File    (I.R.S. Employer
of incorporation or organization)    Number)           Identification No.)


2680 Indian Ripple Rd., Dayton, OH                      45440
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  937-429-4288


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        (Former name or former address, if changed since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 10, 2003, the Board of Directors of the Advant-e Corporation engaged the firm of J.D. Cloud & Company, LLP ("Cloud") as the Company's independent auditors, replacing the firm of Battelle & Battelle, LLP ("Battelle"), which was dismissed by the Board of Directors.

Battelle's report on the Company's financial statements for each of the two most recent audited fiscal years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent audited fiscal years and the subsequent interim periods preceding the decision to change independent accountants, the Company had no disagreements with Battelle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Battelle, would have caused Battelle to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements. Moreover, there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Battelle with a copy of the foregoing disclosures. Attached to this report as Exhibit 16 is a copy of Battelle's letter to the Securities and Exchange Commission, dated February 13, 2003, stating Battelle's agreement with such disclosures.

During the Company's two most recent fiscal years and the subsequent interim periods preceding the decision to engage Cloud as its independent auditors, neither the Company, nor anyone acting on behalf of the Company, consulted Cloud regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any reportable event (as described in Item 304(a)(1)(v)) of Regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
   (c)   EXHIBITS.
   Exhibit                                                             Method
   Number                     Description                             of Filing
   -------                    -----------                             ---------

     16               Letter on Change in Certifying Accountant        Filed
                                                                       Herewith


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          Advant-e Corporation
                                                          --------------------
                                                              (Registrant)


February 13, 2003                                   By:  /s/ Jason K. Wadzinski
                                                         ----------------------
                                                             Jason K. Wadzinski
                                                        Chief Executive Officer


EXHIBIT 16 - LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

February 13, 2003

Securities and Exchange Commission
Washington, D.C. 20549

We concur with the statement of Advant-e Corporation (the "Company"), regarding the change of independent auditors as disclosed in the Company's Form 8-K filed as of February 13, 2003.